EXHIBIT 99.2

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Fannie Mae Eligible Loans                                   3,297 records
                                                            Balance: 351,589,460
================================================================================

                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV  % Second
Product Type              Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
Fixed                     2,626  290,980,402.93    82.76   7.7068  87.574   2     77.831   13.077    6.027   638   73.511     4.617
Balloon                     671   60,609,057.03    17.24   8.1981  88.284   3     71.973    9.195    5.841   638   76.482    16.422
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023     6.652

                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV  % Second
Lien Position              Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
First                     2,592  328,202,071.94    93.35   7.6062  87.283   2     77.865   12.539    6.315   637   73.067     0.000
Second                      705   23,387,388.02     6.65  10.3916  93.491   3     62.167   10.562    1.506   647   87.435   100.000
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023     6.652



                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV  % Second
Principal Balance ($)     Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
0.01 to 25,000.00           296    5,342,338.45     1.52  10.6392  94.352   4     49.429    5.116    2.965   648   91.049    93.992
25,000.01 to 50,000.00      497   18,866,281.47     5.37   9.6784  85.194   3     64.600   10.516   12.305   640   66.678    61.389
50,000.01 to 75,000.00      485   30,294,274.12     8.62   8.4172  84.756   3     73.670   10.582   11.350   633   66.514    17.096
75,000.01 to 100,000.00     504   44,564,401.81    12.68   7.8181  87.210   2     80.420    8.092    7.406   637   74.286     3.356
100,000.01 to 125,000.00    399   44,600,292.01    12.69   7.5982  88.680   2     79.974    6.910    6.506   641   76.992     0.245
125,000.01 to 150,000.00    356   48,661,895.40    13.84   7.5913  89.125   2     79.555    8.007    5.039   635   79.856     0.000
150,000.01 to 175,000.00    226   36,602,758.09    10.41   7.5326  87.866   2     74.386    8.396    3.959   635   72.977     0.000
175,000.01 to 200,000.00    165   30,837,438.51     8.77   7.5004  88.483   2     76.326   12.603    5.552   636   74.387     0.000
200,000.01 to 225,000.00    124   26,517,391.03     7.54   7.4502  88.346   2     80.728   15.399    1.541   632   76.808     0.000
225,000.01 to 250,000.00     98   23,272,536.06     6.62   7.4814  85.909   3     78.813   24.349    5.107   645   68.470     0.000
250,000.01 to 275,000.00     61   16,048,034.22     4.56   7.3034  89.580   2     81.914   21.426    1.653   633   83.667     0.000
275,000.01 to 300,000.00     47   13,459,066.30     3.83   7.4505  88.142   2     74.455   19.040    6.265   639   74.636     0.000
300,000.01 to 325,000.00     30    9,388,073.41     2.67   7.3125  87.361   3     66.907   33.415    6.801   660   66.447     0.000
325,000.01 to 350,000.00      6    2,018,341.77     0.57   7.2450  77.572   3    100.000   66.420    0.000   634   16.252     0.000
350,000.01 to 375,000.00      2      727,129.19     0.21   7.8785  81.123   3     49.314    0.000    0.000   686   50.686     0.000
375,000.01 to 400,000.00      1      389,208.12     0.11   7.9900  75.000   3    100.000  100.000    0.000   606    0.000     0.000
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023     6.652

Min: 6,649.74
Max: 389,208.12
Average: 106,639.21

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Fannie Mae Eligible Loans                                   3,297 records
                                                            Balance: 351,589,460
================================================================================

                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV  % Second
Agency Balance Status     Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
Conforming                3,297     351,589,460      100        8      88   2         77       12        6   638       74         7
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023     6.652


                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV  % Second
Mortgage Rate (%)         Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
5.001 to 5.500                1      205,000.00     0.06   5.5000  94.907   0    100.000    0.000    0.000   691  100.000     0.000
5.501 to 6.000               12       2,490,847        1        6      76   2         60       31        0   702       26         0
6.001 to 6.500               59    9,683,416.97     2.75   6.4422  77.771   2     71.323   17.216    3.319   657   40.091     0.273
6.501 to 7.000              557   80,335,746.94    22.85   6.9253  87.723   2     80.435   11.904    2.191   647   74.325     0.066
7.001 to 7.500              612   82,556,107.62    23.48   7.3482  88.611   2     81.586   10.822    3.838   639   76.237     0.094
7.501 to 8.000              708   87,666,130.23    24.93   7.8297  87.980   2     81.392   12.993    7.117   632   76.972     0.369
8.001 to 8.500              337   37,126,640.17    10.56   8.3366  88.376   3     67.546   11.129   10.369   630   74.978     1.684
8.501 to 9.000              234   20,833,733.99     5.93   8.8481  86.184   3     68.643   13.237   16.771   627   71.430     9.203
9.001 to 9.500              140    8,138,078.23     2.31   9.3678  84.643   3     63.598   19.839   10.939   622   63.203    30.550
9.501 to 10.000             179    7,794,820.41     2.22   9.8938  89.709   3     70.736   12.371    9.203   634   73.533    64.266
10.001 to 10.500            114    4,097,080.50     1.17  10.3844  87.255   4     57.434   10.941    6.507   637   69.473    81.779
10.501 to 11.000            168    5,541,503.68     1.58  10.8916  90.567   4     58.133    5.230    2.381   625   83.057    86.424
11.001 to 11.500             57    1,674,464.78     0.48  11.2918  93.911   4     54.860    4.756    1.650   633   92.012    92.012
11.501 to 12.000             45    1,323,263.27     0.38  11.9443  91.945   5     44.346   37.999    4.248   644   86.985    93.393
12.001 to 12.500             26      878,397.40     0.25  12.3618  89.048   5     50.191   26.602    5.118   628   77.188    82.307
12.501 to 13.000             48    1,244,228.41     0.35  12.8584  92.907   4     46.607   21.853    8.905   637   79.751    98.845
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023     6.652

Min: 5.500
Max: 12.990
Weighted Average: 7.791

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Fannie Mae Eligible Loans                                   3,297 records
                                                            Balance: 351,589,460
================================================================================

                                                Percent of
Original Loan                      Principal     Principal                                          % NOO &        % CLTV  % Second
 to Value Ratio (%)       Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
0.01 to 5.00                  5       41,464.07     0.01  11.7700  93.203   8     23.502   23.502    0.000   609  100.000   100.000
5.01 to 10.00                84       1,697,322        0       11      85   3         69        9        0   636       84        93
10.01 to 15.00              123    3,653,671.68     1.04  10.3106  84.174   3     75.463   14.125    3.479   636   73.746    97.763
15.01 to 20.00              411   13,626,026.80     3.88  10.4632  94.140   3     49.197    9.621    1.653   650   89.074    96.600
20.01 to 25.00               50    2,308,792.43     0.66   9.9365  82.456   4     85.908   14.622    0.000   642   65.551    89.307
25.01 to 30.00               25       1,469,024        0        9      79   3         96       16        0   629       63        86
30.01 to 35.00               24    1,389,962.88     0.40   9.6436  79.308   4     89.382    0.000    3.584   649   74.685    74.685
35.01 to 40.00               18    1,379,316.46     0.39   7.9731  47.055   3     57.149   16.811    7.060   642   16.456    16.456
40.01 to 45.00               12      652,802.93     0.19   8.5506  58.579   3     91.276    0.000    8.724   613   30.143    30.143
45.01 to 50.00               24    1,947,230.83     0.55   7.5730  51.006   3     63.323   18.449    0.000   610    7.517     7.517
50.01 to 55.00               34    3,460,722.60     0.98   7.6506  54.636   3     79.629   15.377   22.055   629    2.974     2.974
55.01 to 60.00               46    4,211,035.89     1.20   7.7684  57.816   3     82.624   16.277   15.273   608    0.000     0.000
60.01 to 65.00               56    6,242,150.69     1.78   7.6010  63.004   3     87.381   36.712    7.517   623    0.000     0.000
65.01 to 70.00               87   10,343,797.99     2.94   7.6423  68.532   3     78.795   23.705   18.443   618    0.000     0.000
70.01 to 75.00              141   17,883,624.22     5.09   7.5971  73.501   3     87.740   38.255   13.309   627    0.000     0.000
75.01 to 80.00              341   41,474,833.02    11.80   7.6202  79.334   3     78.247   29.698   17.939   633    0.000     0.000
80.01 to 85.00              323   40,187,966.29    11.43   7.7654  84.135   2     80.807   20.484   10.487   614  100.000     0.000
85.01 to 90.00              512   68,934,845.85    19.61   7.5507  89.485   2     77.399    9.895    2.480   628  100.000     0.000
90.01 to 95.00              318   41,191,448.14    11.72   7.5238  93.888   2     76.648    0.620    0.460   637  100.000     0.000
95.01 to 100.00             663   89,493,421.43    25.45   7.5879  99.652   2     74.667    0.056    0.900   664  100.000     0.000
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023     6.652

Min: 3.68
Max: 100.00
Weighted Average: 82.78

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Fannie Mae Eligible Loans                                   3,297 records
                                                            Balance: 351,589,460
================================================================================


                                                Percent of
Combined Loan to                   Principal     Principal                                          % NOO &        % CLTV  % Second
 Value Ratio (%)          Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
5.01 to 10.00                 2      123,084.31     0.04   9.0042  10.000   2    100.000    0.000    0.000   634    0.000     0.000
10.01 to 15.00                3          81,731        0       11      14   4        100        0        0   568        0         0
15.01 to 20.00               10      473,205.18     0.13   9.4952  18.258   2     73.464   27.883    0.000   599    0.000     2.097
20.01 to 25.00                5      246,889.68     0.07   7.7761  22.729   3    100.000    0.000    0.000   588    0.000     0.000
25.01 to 30.00                4      304,608.33     0.09   7.8019  27.775   3    100.000   32.680    0.000   609    0.000    32.680
30.01 to 35.00                6         411,639        0        8      33   4        100       15       12   633        0        15
35.01 to 40.00               16    1,202,106.38     0.34   7.6987  37.759   3     50.832   23.430    8.101   639    0.000     4.141
40.01 to 45.00                9      456,031.35     0.13   8.2757  42.590   3     87.512    0.000   12.488   603    0.000     0.000
45.01 to 50.00               23    1,827,222.16     0.52   7.3149  47.318   3     63.459   17.116    0.000   608    0.000     1.442
50.01 to 55.00               35    3,473,096.26     0.99   7.7190  53.232   3     78.407   16.617   23.271   628    0.000     3.320
55.01 to 60.00               48    4,335,975.28     1.23   7.8209  57.833   3     83.125   17.537   14.833   609    0.000     2.881
60.01 to 65.00               63    6,518,359.99     1.85   7.7150  63.040   3     86.444   35.385    7.199   623    0.000     4.237
65.01 to 70.00               99   11,030,633.65     3.14   7.7934  68.480   3     79.244   26.198   18.166   618    0.000     6.227
70.01 to 75.00              155   18,507,060.68     5.26   7.6885  73.504   3     88.012   38.611   13.119   628    0.000     3.369
75.01 to 80.00              365   42,341,418.16    12.04   7.6746  79.319   3     78.335   29.808   17.572   633    0.000     2.047
80.01 to 85.00              343   40,974,707.43    11.65   7.8012  84.127   2     80.980   20.611   10.405   615  100.000     1.920
85.01 to 90.00              580   71,088,843.59    20.22   7.6349  89.474   2     77.446    9.786    2.404   628  100.000     3.030
90.01 to 95.00              397   44,031,266.49    12.52   7.6927  93.888   2     77.221    0.580    0.430   636  100.000     6.450
95.01 to 100.00           1,134  104,161,581.05    29.63   8.0008  99.659   2     71.053    0.750    0.883   663  100.000    14.082
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023     6.652

Min: 10.00
Max: 100.00
Weighted Average: 87.70

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Fannie Mae Eligible Loans                                   3,297 records
                                                            Balance: 351,589,460
================================================================================

                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV  % Second
FICO Score                Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
501 to 525                    1       52,620.13     0.01   7.9900  60.000   5    100.000    0.000    0.000   525    0.000     0.000
526 to 550                  102      11,899,346        3        8      76   2         93        1        1   540       37         0
551 to 575                  174   20,372,850.97     5.79   7.8861  79.038   2     84.283    0.478    2.075   566   57.337     1.177
576 to 600                  329   36,626,145.59    10.42   7.8467  82.297   2     84.593    6.001    3.384   589   65.367     2.751
601 to 625                  674   72,339,370.65    20.57   7.8623  87.094   2     80.105    9.963    4.326   614   76.276     6.876
626 to 650                  830      81,194,456       23        8      90   3         77       14        4   637       78        11
651 to 675                  599   64,378,688.15    18.31   7.7104  91.408   2     74.720   15.837    9.312   662   82.306     7.161
676 to 700                  292   33,201,406.63     9.44   7.4255  89.522   3     70.583   19.156    4.850   686   75.650     5.024
701 to 725                  137   15,601,588.99     4.44   7.4999  89.795   2     68.032   24.052   17.014   712   75.925     4.394
726 to 750                   88    8,577,747.22     2.44   7.5073  90.360   3     57.416   19.467    8.491   736   76.775     9.802
751 to 775                   45    5,169,925.25     1.47   7.3842  91.448   2     46.163    9.071   11.049   761   77.436     5.838
876 to 800                   24    2,049,170.55     0.58   7.8842  81.338   2     60.377   18.784   46.066   790   42.696    12.206
801 to 825                    2      126,143.47     0.04   8.8137  87.196   2      0.000    0.000   57.225   804  100.000     0.000
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023     6.652

Min: 525
Max: 806
Weighted Average: 638


                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV  % Second
Original Term (Months)    Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
49 to 60                      4       83,756.87     0.02   9.8905  81.688   8     12.525    0.000    0.000   652   28.973    28.973
73 to 84                      1          20,625        0       10      99   1        100        0        0   654      100       100
109 to 120                   35    1,621,357.86     0.46   8.6012  76.860   3     75.382    1.795   16.747   621   42.781    32.021
133 to 144                    1      124,613.60     0.04   8.2500  92.685   1    100.000    0.000    0.000   595  100.000     0.000
169 to 180                1,050   79,698,478.33    22.67   8.2674  87.379   3     73.607    9.354    5.382   637   73.731    19.981
229 to 240                  331      21,512,130        6        8      87   3         82       11        3   637       71        31
289 to 300                    5      765,343.53     0.22   7.3217  91.226   3    100.000    0.000    0.000   636  100.000     0.000
349 to 360                1,870  247,763,154.81    70.47   7.5794  87.930   2     77.393   13.595    6.384   638   74.502     0.064
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023     6.652

Min: 60
Max: 360
Weighted Average: 310

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Fannie Mae Eligible Loans                                   3,297 records
                                                            Balance: 351,589,460
================================================================================

                                                Percent of
Remaining Term to                  Principal     Principal                                          % NOO &        % CLTV  % Second
Maturity (Months)         Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
49 to 60                      4          83,757        0       10      82   8         13        0        0   652       29        29
73 to 84                      1       20,624.72     0.01   9.5000  99.146   1    100.000    0.000    0.000   654  100.000   100.000
97 to 108                     3          32,512        0       12      93  20         72       58        0   673      100       100
109 to 120                   32    1,588,845.65     0.45   8.5400  76.535   3     75.460    0.636   17.090   620   41.610    30.630
133 to 144                    1      124,613.60     0.04   8.2500  92.685   1    100.000    0.000    0.000   595  100.000     0.000
157 to 168                   30    2,417,692.24     0.69   8.8935  82.817  16     51.709    8.066    9.682   642   63.358    11.738
169 to 180                1,020      77,280,786       22        8      88   3         74        9        5   637       74        20
217 to 228                    8      588,812.38     0.17   8.5735  81.983  15     65.211    0.000    6.396   642   43.703    19.133
229 to 240                  323   20,923,317.86     5.95   8.4091  86.989   2     81.974   11.751    3.159   637   71.786    31.671
289 to 300                    5      765,343.53     0.22   7.3217  91.226   3    100.000    0.000    0.000   636  100.000     0.000
325 to 336                    1       23,697.12     0.01  10.7400  74.750  24      0.000    0.000    0.000   591    0.000     0.000
337 to 348                    9    1,276,925.30     0.36   8.1982  85.343  14     69.843   38.700   28.322   657   64.371     0.000
349 to 360                1,860  246,462,532.39    70.10   7.5759  87.945   2     77.439   13.466    6.271   638   74.561     0.065
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023     6.652

Min: 50
Max: 360
Weighted Average: 308


                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV  % Second
Seasoning (Months)        Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
0                           188      21,663,359        6        8      87   0         75       10        6   628       74         3
1 to 12                   3,062     326,172,739       93        8      88   2         77       13        6   638       74         7
13 to 24                     47    3,753,362.18     1.07   8.7181  83.321  16     61.236   11.420    8.424   644   63.264    11.428
Total:                    3,297     351,589,460      100        8      88   2         77       12        6   638       74         7

Min: 1
Max: 24
Weighted Average: 2

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Fannie Mae Eligible Loans                                   3,297 records
                                                            Balance: 351,589,460
================================================================================

                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV
Property Type             Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80
Single Family             2,937     307,998,771       88        8      88   2         78       11        4   637       77
Duplex                      143      21,244,563        6        8      81   3         81       29       17   635       45
Condo                       146   15,313,140.04     4.36   7.8785  87.103   3     62.469   15.313   13.821   647   70.593
Quadruplex                   20       3,010,126        1        8      82   3         49        4       67   662       38
Triplex                      18    1,988,060.47     0.57   8.5527  80.343   2     64.439   25.959   74.441   656   48.715
Row Home                     23    1,145,875.40     0.33   8.5946  82.604   3     52.270   20.553   32.155   630   68.215
Townhouse                    10      888,923.83     0.25   8.8278  89.584   9     26.998   11.635    5.058   641   94.942
Total:                    3,297     351,589,460      100        8      88   2         77       12        6   638       74


                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV
Loan Purpose              Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80
Cashout                   2,403  270,093,979.74    76.82   7.7138  87.263   2    100.000   12.413    4.826   633   72.659
Purchase                    541   43,370,862.16    12.34   8.3635  91.254   3      0.000   12.752   12.311   659   79.703
Refinance (Rate/Term)       353   38,124,618.06    10.84   7.6910  86.719   2      0.000   11.978    7.092   644   77.220
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023

                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV
Occupancy Type            Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80
Owner Occupied            3,066  330,511,288.26    94.00   7.7663  88.295   2     77.776   11.480    0.000   636   76.601
Non Owner Occupied          204   18,159,806.40     5.17   8.1964  77.379   3     62.200   27.810  100.000   660   28.798
Second Home                  27    2,918,365.30     0.83   8.1243  84.071   3     59.614   21.664  100.000   689   63.454
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023



                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV
Documentation Type        Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80
Full Doc                  2,896  299,742,436.14    85.25   7.7749  89.192   2     77.133    0.000    4.651   635   79.432
SI                          333   43,625,004.95    12.41   7.8392  78.392   3     76.854  100.000   13.026   657   37.681
AIV                          54    6,461,285.39     1.84   8.0825  84.094   3     57.125    0.000   20.860   635   73.196
Lite                         14    1,760,733.48     0.50   8.3682  76.763   5     95.096    0.000    6.096   617   56.605
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Fannie Mae Eligible Loans                                   3,297 records
                                                            Balance: 351,589,460
================================================================================

                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV  % Second
Credit Grade              Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
A                         2,685  281,827,683.93    80.16   7.7626  89.737   2     74.636   14.637    7.010   652   78.669     7.823
B                           515   60,179,644.76    17.12   7.8375  80.645   2     86.042    3.947    1.947   580   60.800     2.185
C                            97    9,582,131.27     2.73   8.3500  71.955   3     83.174    0.000    1.576   569   20.404     0.266
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023     6.652

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Fannie Mae Eligible Loans                                   3,297 records
                                                            Balance: 351,589,460
================================================================================

                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV
Geographic Location       Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80
California                  361   47,813,541.96    13.60   7.7509  84.413   3     72.455   25.880    4.949   643   59.664
Ohio                        271   28,713,840.30     8.17   7.5343  91.678   2     89.276    8.784    4.839   639   88.389
New York                    134   23,340,813.80     6.64   7.3545  81.834   2     87.486   25.024    1.783   621   61.242
Pennsylvania                274   22,564,162.92     6.42   7.9400  86.941   3     66.262    8.614   12.710   638   72.554
Virginia                    182   21,639,368.46     6.15   7.6173  89.712   2     82.807    7.797    2.366   637   77.747
Maryland                    150   17,855,402.81     5.08   7.7498  87.787   2     78.441    4.940    3.476   628   78.835
North Carolina              151   15,682,176.57     4.46   7.9244  89.579   3     74.597    8.490    4.881   635   82.170
Illinois                    118   14,871,323.55     4.23   7.8419  88.254   2     76.607   16.057    3.557   634   74.857
New Jersey                  110   14,626,620.22     4.16   8.2127  82.225   2     60.629   12.377   23.177   630   57.116
Massachusetts                80   11,097,655.99     3.16   7.8348  80.729   2     87.431   30.005    6.230   631   57.189
Indiana                     122      10,957,214        3        7      92   2         87        3        1   641       84
Florida                     109   10,307,581.54     2.93   7.7975  87.386   3     77.384   11.544    5.281   630   70.992
Missouri                    130    9,996,764.70     2.84   8.1691  90.397   2     68.500    2.867   15.395   642   84.566
Michigan                    128    9,837,296.64     2.80   7.9196  85.481   2     80.049    9.969    1.362   629   64.285
South Carolina               99       9,385,025        3        8      90   2         80        8        0   636       87
Kentucky                     95    8,762,307.82     2.49   7.4542  93.363   2     84.379    4.963    1.396   647   89.924
Connecticut                  64    8,287,004.60     2.36   7.9762  88.244   3     68.803   15.973   11.055   640   80.405
Tennessee                    83    7,646,600.73     2.17   7.7668  91.593   2     67.226    3.589    1.250   639   84.011
Minnesota                    45    6,962,036.55     1.98   7.6679  88.176   2     88.729   10.764   13.637   658   68.225
Kansas                       70    5,994,413.27     1.70   8.1900  92.172   2     67.504    4.957    2.775   645   88.505
Colorado                     54    5,675,254.93     1.61   8.0715  91.949   3     73.798    7.966    0.000   643   87.137
Arizona                      64    5,190,357.35     1.48   7.9923  91.609   2     81.576    8.437    5.077   649   81.174
Nevada                       35    3,560,415.79     1.01   8.1126  92.289   3     58.024    1.820   12.059   655   88.762
Washington                   42    3,312,559.31     0.94   8.1830  90.337   2     76.324    1.086    4.201   633   70.957
Delaware                     33    3,274,371.24     0.93   7.6482  84.217   4     78.975    7.516    8.510   631   69.845
Utah                         29    3,099,791.52     0.88   8.0607  96.577   3     74.147    3.327    3.484   662   96.673
Rhode Island                 31    2,844,286.32     0.81   8.3211  81.662   2     82.336   19.953    6.623   612   60.472
Iowa                         31    2,560,162.37     0.73   7.8782  92.195   3     75.434    0.000    2.627   656   83.511
South Dakota                 39    2,515,419.57     0.72   8.1827  87.355   3     77.604    5.275   15.799   653   61.584
Oregon                       26    2,026,614.33     0.58   8.0606  91.409   3     55.112    0.000    0.000   643   82.609
Wisconsin                    25    2,029,314.19     0.58   7.9437  87.654   2     53.902    6.073    1.378   654   85.931
Oklahoma                     22    1,656,791.54     0.47   8.1990  87.599   3     94.567    0.000   14.100   642   74.906
Texas                        12    1,668,478.77     0.47   7.6583  86.499   3     14.672   27.861    8.465   644   68.849
Nebraska                     23    1,551,136.02     0.44   8.3162  88.565   3     90.788    0.000    0.000   672   82.902
New Mexico                   14    1,153,886.24     0.33   8.1374  87.471   3     80.594    8.984    0.000   615   77.906
Montana                      11      832,731.14     0.24   8.5174  78.421   4     62.377   11.957   62.796   648   37.204
Idaho                        11      566,359.93     0.16   8.2999  78.845   3     48.801    0.000   15.868   703   43.982
New Hampshire                 6      559,599.08     0.16   7.7284  91.806   3     88.760    0.000    0.000   635  100.000
North Dakota                  8      574,343.33     0.16   8.2061  88.327   4     70.716   15.023    0.000   652   84.977
Georgia                       2      386,954.39     0.11   7.9814  99.241   4     46.272    0.000    0.000   622  100.000
Maine                         2      115,452.99     0.03   7.6599  97.419   1    100.000    0.000    0.000   662  100.000
Wyoming                       1       94,028.35     0.03   7.0000  89.151   6    100.000    0.000    0.000   668  100.000
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Fannie Mae Eligible Loans                                   3,297 records
                                                            Balance: 351,589,460
================================================================================

                                                Percent of
Prepayment Penalty                 Principal     Principal                                          % NOO &        % CLTV  % Second
Period (Months)           Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
No Prepayment
Penalty                     848   64,086,710.17    18.23   8.2543  86.400   3     63.677    8.574   11.669   639   70.524    12.595
12                          237   35,856,624.06    10.20   7.6133  83.896   2     82.427   23.381    2.470   629   64.277     6.819
24                          209   18,834,921.12     5.36   8.2069  91.626   2     63.746   13.607    2.232   646   80.479    18.073
36                        1,450  165,642,472.36    47.11   7.7036  87.605   3     78.454   11.976    6.320   640   73.554     4.616
42                           17    2,101,472.79     0.60   7.9769  80.295   3     95.064    6.844   27.120   675   34.987     0.000
48                            6      757,107.57     0.22   7.3582  90.632   2    100.000   19.585    0.000   610   88.416     0.000
60                          529   64,266,285.79    18.28   7.5311  90.401   2     85.538   10.977    1.954   633   83.356     2.763
Other                         1       43,866.10     0.01  10.7900  89.000   2    100.000    0.000    0.000   621  100.000   100.000
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696   2     76.821   12.408    5.995   638   74.023     6.652

Min: 12
Max: 72
Weighted Average: 38


                                                Percent of
                                   Principal     Principal                                          % NOO &        % CLTV  % Second
Loan Type                 Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
BALL 5                        1       59,489.90     0.02   9.5000  75.000  10      0.000    0.000    0.000   642    0.000     0.000
BALL10                        3      418,747.27     0.12   8.8272  66.436   3     29.932    0.000   53.442   642    0.000     0.000
BALL15                      667   60,130,819.86    17.10   8.1924  88.449   3     72.337    9.268    5.515   638   77.091    16.552
FR10                         33    1,223,235.31     0.35   8.5390  80.804   3     91.356    2.379    3.903   614   58.391    44.129
FR15                        384   19,692,272.07     5.60   8.4961  84.145   3     77.654    9.555    4.944   636   63.641    30.325
FR20                        331   21,512,130.24     6.12   8.4136  86.852   3     81.515   11.429    3.248   637   71.018    31.328
FR25                          5      765,343.53     0.22   7.3217  91.226   3    100.000    0.000    0.000   636  100.000     0.000
FR30                      1,870  247,763,154.81    70.47   7.5794  87.930   2     77.393   13.595    6.384   638   74.502     0.064
FR5                           3          24,267        0       11      98   4         43        0        0   677      100       100
Total:                    3,297     351,589,460      100        8      88   2         77       12        6   638       74         7


Index Name

Gross Margins Distribution

Max Rate Distribution

Floor Rate Distribution

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Fannie Mae Eligible Loans                                   3,297 records
                                                            Balance: 351,589,460
================================================================================
Initial Periodic Rate Cap Distribution

Subsequent Periodic Rate Cap Distribution

Months to Next Adjustment Distribution

                                                Percent of
Balloon Term                       Principal     Principal                                          % NOO &        % CLTV  % Second
 Distribution             Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
60                            1       59,489.90     0.10   9.5000  75.000  10      0.000    0.000    0.000   642    0.000     0.000
120                           3      418,747.27     0.69   8.8272  66.436   3     29.932    0.000   53.442   642    0.000     0.000
180                         667   60,130,819.86    99.21   8.1924  88.449   3     72.337    9.268    5.515   638   77.091    16.552
Total:                      671   60,609,057.03   100.00   8.1981  88.284   3     71.973    9.195    5.841   638   76.482    16.422


                                                Percent of
MGIC                               Principal     Principal                                          % NOO &        % CLTV  % Second
MI coverage               Count     Balance       Balance    WAC   CLTV    Age  % Cashout % Stated  2nd Home FICO   > 80      Lien
Eligible                  1,022  134,288,505.95    38.19   7.5469  89.838    2   68.036    9.209     4.153   639  100.000    0.000
Not Eligible              2,275  217,300,954.01    61.81   7.9426  86.373    3   82.250   14.385     7.134   637   57.969   10.763
Total:                    3,297  351,589,459.96   100.00   7.7915  87.696    2   76.821   12.408     5.995   638   74.023    6.652

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.